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                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated November 8, 1999, in ERLY Industries, Inc's Current Report (Form 8-K) dated November 12, 1999.



/s/ Postlethwaite & Netterville, APAC
Baton Rouge, Louisiana
November 12, 1999